EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Doctors Online, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Bulat, Interim Chief Executive Officer (Principal Executive Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

/s/ Paul Bulat
Paul Bulat Interim Chief Executive Officer and Director
(Principal Executive Officer)
November 3, 2014

A signed original of this written statement required by Section 906 has been provided to American Doctors Online, Inc. and will be retained by American Doctors Online, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.